NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED SEPTEMBER 30, 2021

TO PROSPECTUSES

Nuveen Municipal Trust	Nuveen Investment Trust III
Prospectuses dated July 30, 2021	Prospectus dated January 29, 2021

Nuveen Multistate Trust II	Nuveen Investment Trust V
Prospectuses dated June 30, 2021	Prospectuses dated January 29, 2021
Prospectus dated April 30, 2021

Nuveen Investment Trust
Prospectus dated October 28, 2020	Nuveen Investment Funds, Inc.
Prospectus dated December 31, 2020	Prospectus dated October 28, 2020
Prospectus dated February 26, 2021
Nuveen Investment Trust II	Prospectus dated April 30, 2021
Prospectus dated October 28, 2020	Prospectus dated July 30, 2021
Prospectuses dated November 27, 2020
Prospectus dated December 31, 2020

The last two paragraphs of the section entitled “Class A Sales Charge Waivers Available Only Through Specified Intermediaries” in the Prospectus Appendix are hereby deleted and replaced with the following:

As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

TD Ameritrade, Inc.

TD Ameritrade Clearing, Inc.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLSP-0921P